UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2015

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director.

On July 22, 2015, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded from nine (9) to ten (10) members, and on that date the Board of Directors filled the additional Board seat by electing Daniel J. McCarthy to serve as a member of the Board of Directors effective as of the close of business on July 22, 2015, and until the next annual meeting of stockholders and until his successor is elected and qualified. Also on that date Mr. McCarthy was appointed a member of the Audit Committee of the Board of Directors.

Mr. McCarthy, age 51 has, since April 2015, served as President and Chief Executive Officer of Frontier Communications Corporation, a communications company. Prior to that he was President and Chief Operating Officer from April 2012 to April 2015, and, previously, was Executive Vice President and Chief Operating Officer from January 2006 to April 2012, Senior Vice President, Field Operations from December 2004 to December 2005, and Senior Vice President, Broadband Operations from January 2004 to December 2004. Mr. McCarthy began his career with Frontier Communications Corporation in 1990 and has held numerous positions of increasing responsibility within that company.

The Board considers Mr. McCarthy to be an independent director under the Company’s categorical standards of independence and applicable New York Stock Exchange requirements. As a non-management member of the Board, Mr. McCarthy will receive the compensation paid to non-management directors for service on the Board and its committees. Specifically, the cash component of non-management director compensation currently consists of (i) an annual retainer of $70,000, payable in quarterly installments of $17,500, (ii) a Board meeting fee of $2,500 for each Board meeting attended, (iii) a committee meeting fee of $1,500 for each meeting attended, and (iv) an annual fee of $15,000 (payable in quarterly installments of $3,750) to the Chair of the Audit Committee, to the Chair of the Human Resources Committee, and to the Chair of the Corporate Governance Committee.

Equity awards are another element of non-management director compensation. Each non-management director currently receives annually, if and as approved by the Board, a stock option grant and a restricted stock or restricted stock unit award. Under Constellation’s current compensation program for non-management directors, (i) the annual stock option grant is not to exceed the number of option shares for the Company’s Class 1 Common Stock (“Class 1 Stock”) obtained by dividing $140,000 by the closing price of a share of the Company’s Class A Common Stock (“Class A Stock”) on the date of grant and (ii) the annual restricted stock or restricted stock unit award is not to exceed the number of restricted shares or restricted stock units obtained by dividing $85,000 by the closing price of a share of Class A Stock on the date of grant. While the Board has the flexibility to determine at the time of each grant the vesting provisions for that grant, historically the stock option awards vest six (6) months following the date of grant and the restricted stock or restricted stock unit awards vest one (1) year following the date of grant. United States resident directors receive restricted stock and non-United States resident directors receive restricted stock units.

As Mr. McCarthy was elected within the overall Annual Meeting timeframe, the amount of his annual retainer, annual option grant and restricted stock award is consistent with the amounts to be paid to the other non-management directors who are residents of the United States for service on the Board and its committees. The form of Terms and Conditions Memorandum for Directors and the form of Restricted Stock Award Agreement for Directors were previously filed, respectively, as Exhibit 10.1 and Exhibit 10.2 to the Company’s Current Report on Form 8-K dated July 23, 2014, and are incorporated herein by reference. The form of Restricted Stock Unit Agreement for Directors is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 22, 2015, Mr. McCarthy (i) became entitled to an annual retainer in the aggregate amount of $70,000; (ii) was granted an option to purchase 1,172 shares of Class 1 Stock at an exercise price of $119.37 per share and with an exercise period of January 22, 2016 through July 22, 2025; and (iii) received an award of 712 restricted shares of Class A Stock. Subject to applicable provisions in the award document, the restricted stock will vest on July 22, 2016. On July 22, 2015, which was the date of the option grant and the restricted stock award, the closing price of the Class A Stock was $119.37 per share.

There are no arrangements or understandings between Mr. McCarthy and any other person pursuant to which he was selected either as a director or as a member of the Audit Committee, and there have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Mr. McCarthy that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Stockholders (the “Annual Meeting”) of Constellation Brands, Inc. was held on July 22, 2015.

(b)    At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Robert L. Hanson, Ernesto M. Hernández, James A. Locke III, Richard Sands, Robert Sands, Judy A. Schmeling, and Keith E. Wandell as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The other matters considered at the Annual Meeting were a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2016, and a proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement dated June 5, 2015 and filed with the Securities and Exchange Commission on June 12, 2015 (the “Proxy Statement”). The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.    Election of Directors.

At the Annual Meeting, the holders of the Class A Stock, voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock, and the holders of the Class A Stock and the holders of the Company’s Class B Common Stock (the “Class B Stock”), voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock and the Class B Stock. The nine directors described above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Directors Elected by the Holders of Class A Stock (voting as a separate class):
Jerry Fowden	138,842,312	8,472,499	11,350,097
Barry A. Fromberg	143,909,190	3,405,621	11,350,097
Keith E. Wandell	145,107,562	2,207,249	11,350,097

Directors Elected by the Holders of Class A Stock and Class B Stock (voting together as a single class):
Robert L. Hanson	374,637,580	2,238,871	14,851,037
Ernesto M. Hernández	374,645,073	2,231,378	14,851,037
James A. Locke III	305,925,229	70,951,222	14,851,037
Richard Sands	368,761,433	8,115,018	14,851,037
Robert Sands	373,971,050	2,905,401	14,851,037
Judy A. Schmeling	374,620,372	2,256,079	14,851,037

2.    Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2016.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2016, as set forth below:

Votes For:	388,979,915
Votes Against:	2,107,196
Abstentions:	640,377
Broker Non-Votes:	0

3.    Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For:	371,441,320
Votes Against:	3,955,338
Abstentions:	1,479,793
Broker Non-Votes:	14,851,037

Item 7.01.	Regulation FD Disclosure.

On July 24, 2015, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the election of Daniel J. McCarthy as a member of the Company’s Board of Directors effective as of the close of business on July 22, 2015.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 22, 2015).

99.1	News Release of Constellation Brands, Inc. dated July 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2015	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)
Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 22, 2015) (filed herewith).*

(10.2)
Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 23, 2014) (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated July 23, 2014, filed July 25, 2014 and incorporated herein by reference).*

(10.3)
Form of Terms and Conditions Memorandum for Directors with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 23, 2014) (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 23, 2014, filed July 25, 2014 and incorporated herein by reference).*

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated July 24, 2015.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.

*Designates management contract or compensatory plan or arrangement.